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Scudder Global Fund

Classes A, B and C

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Global Fund	Nasdaq Symbol	CUSIP Number
Class A	SGQAX	378947-857
Class B	SGQBX	378947-840
Class C	SGQCX	378947-832

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Global Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	-8.09%	-18.52%	-13.02%	-3.80%	5.53%
Class B(a)	-8.44%	-19.17%	-13.71%	-4.57%	4.68%
Class C(a)	-8.45%	-19.16%	-13.72%	-4.56%	4.70%
MSCI World Index+	-8.75%	-20.60%	-16.45%	-4.84%	5.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/03	$ 17.10	$ 17.15	$ 17.14
8/31/02	$ 18.76	$ 18.73	$ 18.73
Distribution Information: Six Months: Income Dividends	$ .15	$ -	$ .01

Class A Lipper Rankings - Global Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	48	of	92	52

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Global Fund - Class A [] MSCI World Index+

Yearly periods ended February 28

Comparative Results (Adjusted for Sales Charge)
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,680	$6,202	$7,765	$16,138
	Average annual total return	-23.20%	-14.72%	-4.93%	4.90%
Class B(c)	Growth of $10,000	$7,840	$6,311	$7,859	$15,805
	Average annual total return	-21.60%	-14.22%	-4.71%	4.68%
Class C(c)	Growth of $10,000	$8,004	$6,360	$7,839	$15,673
	Average annual total return	-19.96%	-14.00%	-4.75%	4.60%
MSCI World Index+	Growth of $10,000	$7,940	$5,831	$7,803	$17,024
	Average annual total return	-20.60%	-16.45%	-4.84%	5.46%

The growth of $10,000 is cumulative.

b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery we have been experiencing has lost some of its momentum.

To understand why, it helps to understand how we got here. Think back to the boom of the late 1990s. Companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues recovering - but it is doing so slowly. Businesses and consumers are intent on repairing their balance sheets and budgets after the last boom, so are spending money more cautiously than they have in the past. Plus, two new concerns are making it difficult for the economy to recover wholeheartedly.

First, we are dealing with considerable geopolitical uncertainty. Companies, as well as individuals, fear terrorism, war in the Middle East and tensions with North Korea. As a result, they're more cautious in their spending.

Second, high oil prices are slowing down economic growth. The economy is sensitive to oil prices because oil is the country's dominant fuel source. When the market is tight - as it is now, with prices above $30 a barrel as of press time - this presents a heavy burden on corporate profitability and economic growth. That's because companies who need oil for production are forced to pay more for the product, and in turn are forced to raise prices for their goods. This could limit consumer spending.

As a result, the near-term outlook for the economy depends on how the geopolitical situation plays out. If energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year.

Note that even if the geopolitical concerns are resolved, the government will still need to keep its current policies (such as low interest rates and tax cuts) in place to keep the economy on track. We expect this to occur.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager William Holzer discusses Scudder Global Fund's strategy and the market environment in the six-month period ended February 28, 2003.

Q: What issues have influenced the global stock markets during the six-month period ended February 28, 2003?

A: Investors were looking at two key factors: the direction of the global economy and the buildup to the imminent US military action in Iraq. The former was the key driver of the markets during the first half of the period, and the latter took precedence in the second half.

The global economy has been staging a moderate recovery from the downturn it experienced in 2001. By the fourth quarter of 2002, with a year having passed since the attacks of September 11, investors had begun to believe that an even stronger environment would emerge in 2003. This would be a positive for corporate earnings and, by extension, the stock market. Investors consequently bid up stock prices in October and November in anticipation of stronger growth. Lower-quality stocks led the market, reflecting investors' heightened appetite for risk.

By the beginning of the current calendar year, however, the focus turned to the situation in Iraq. Investors had great difficulty interpreting how markets would be affected by such factors as when the US strike would occur and how long a war with Iraq would ultimately last. The resulting uncertainty led to a sharp rise in energy prices and a concurrent flight from stocks to the relative safety of government bonds. The sell-off far outweighed the gains of the October-November rally, and stocks ultimately performed poorly.

Q: How did the fund perform in this period?

A: Reflecting the poor market environment, the fund lost ground on an absolute basis for the six-month interval ended February 28, 2003. The fund's Class S shares returned -7.99%. As managers, we can never be pleased with negative returns. However, we are encouraged to report that the fund outperformed its benchmark, the MSCI World Index, which returned -8.75%. (The Morgan Stanley Capital International World Index, or MSCI World Index, is an unmanaged, capitalization-weighted measure of stock markets around the world. Those stock markets include North America, Europe, Australasia and the Far East.) In addition, the fund's Class S shares outperformed its average peer in the Lipper Global Funds category, which contains 336 funds and returned an average of -9.26% (Source: Lipper Inc. as of February 28, 2003). Performance was helped by the fund's positions in materials producers, including gold mining stocks and oils, and education-related media holdings. Reflecting the poor market environment, the fund lost ground on an absolute basis for the six-month interval ended February 28, 2003. The fund's Class A shares returned -8.09% (unadjusted for sales charges). As managers, we can never be pleased with negative returns. However, we are encouraged to report that the fund outperformed its benchmark, the MSCI World Index, which returned -8.75% (The Morgan Stanley Capital International World Index, or MSCI World Index, is an unmanaged, capitalization-weighted measure of stock markets around the world. Those stock markets include North America, Europe, Australasia and the Far East.) Performance was helped by the fund's positions in materials producers, including gold mining stocks and oils, and education-related media holdings.

Q: What are the reasons for the fund's favorable relative performance?

A: We believe the fund's strong returns in relation to its benchmark illustrate the value of our approach. We start by determining the investment themes that we believe will dominate the global economy, and then we strive to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. The goal of this investment strategy is to take advantage of multiyear trends that we believe will transcend the market's short-term fluctuations. This long-term approach is crucial at a time, such as now, when the global economy is fraught with risk.

Our theme-based approach is intended to lead to a high level of diversification within the portfolio. This is especially helpful in an emotion-driven environment marked by large, rapid swings in the market. However, it is important to note that we believe that the portfolio - as it is currently structured - will likely underperform should the stock market experience a strong rally. This is particularly true at the times when lower-quality stocks lead the upturn, as was the case in the October-November period.

Q: What themes do you see in the global economy, and how has your view led you to invest?

A: Our fundamental view is that the global economy is in the process of significant change. This process will lead to winners and losers in the corporate world, and we have attempted to position the portfolio accordingly.

The most important shift, in our view, has been the emergence of "virtual companies." As we have discussed in past shareholder reports, virtual companies are those that derive profits from activities that do not require a substantial investment in hard assets. Instead, they exploit knowledge. The stocks of such companies have the potential for high returns, but as they emerge, they are small, often expensive, and highly volatile. We seek appropriate exposure to such high-return-potential companies within the portfolio, but we emphasize risk management. Many of the fund's holdings in the technology and health care sectors relate to this theme.

The second important change is that companies that are not virtual have become, in effect, "subcontractors." As such, they face an environment marked by intense competition, both with each other and with companies in the emerging Chinese economy. The intense competition has led to consolidation (the concentration of industry power in the hands of fewer companies as smaller firms go out of business or are taken over). We have seen consolidation in countless industries, from gold mining to advertising. Our goal is to invest in the winners within the industries that have already consolidated. At the same time, we seek to avoid investing in industries that have not yet begun to consolidate, since they have a higher level of risk. We also seek to avoid companies competing with low-cost rivals in China. Sectors in which we have found the most attractive opportunities under the subcontractor theme are materials producers (what we call the "ultimate subcontractors"), oil and gas, and increasingly semiconductors and mobile telecommunications.

Q: In what other ways is the global economy changing?

A: Another key shift is the increasing role of government in the economy. The most important change, in this area, is the growing government involvement in the creation of long-dated assets. By this, we mean assets that last a long time and are necessary - highways and education, for example - but that cannot be built with private financing alone. This trend creates opportunities for private companies to partner with governments in potentially profitable ventures, or to invest in activities subject to government regulation that are long-lasting in nature. An example of such a firm is Autoroutes du Sud de la France - which owns and operates the southern French highway system and is partly owned by the French state. Another example would be Sallie Mae in the United States, the student loan provider. We call this theme "public/private partnerships."

We also look for companies that we feel can deliver predictable, annuity-like returns amid an intelligent regulatory environment. We believe that returns of this type are becoming increasingly valuable due to the aging of the population, which increases the demand for steady returns. Under this theme, named "new annuities," top holdings include Exelon and National Grid Transco, both utilities.

A smaller, but potentially significant theme within the portfolio is "Greater China." We believe a geopolitical shift is under way from a world dominated by the United States, Europe, and Japan. As Europe and Japan look inward to protect their societies and cultures from the forces of globalization, the most important relationship may become the one between the two most ambitious global economies: the United States and China. We have sought exposure to companies benefiting from the increasing capital investment taking place in China. Examples include Bank of East Asia and China Mobile (telecommunications).

Q: How do you think shareholders should approach the current environment?

A: We encourage investors to continue looking at the market from a long-term perspective, rather than on a day-to-day or even a month-to-month basis. In our view, this is the only way to make money over time, and that's why we focus on long-term themes in managing the fund's portfolio. We believe the fund's track record illustrates the potential value of a steady, long-term approach.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Asset Allocation	2/28/03	8/31/02

Common Stocks	90%	89%
Convertible Bonds	6%	1%
Foreign Bond Non-US$ Denominated	2%	7%
Foreign Bond US$ Denominated	1%	-
Cash Equivalents	1%	2%
Participating Loan Notes	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	2/28/03	8/31/02

United States and Canada	42%	43%
Europe (excluding United Kingdom)	18%	24%
United Kingdom	13%	10%
Japan	12%	11%
Pacific Basin	10%	8%
Africa	3%	2%
Latin America	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/03	8/31/02

Materials	20%	21%
Financials	12%	12%
Consumer Discretionary	12%	7%
Health Care	11%	12%
Information Technology	10%	8%
Energy	10%	10%
Industrials	7%	10%
Utilities	6%	10%
Telecommunication Services	6%	2%
Other	6%	8%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2003 (16.4% of Portfolio)
1. Newmont Mining Corp. Explorer and miner of gold	United States	2.6%
2. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	2.0%
3. Exelon Corp. Distributor of electricity and gas	United States	1.7%
4. Microsoft Corp. Developer of computer software	United States	1.6%
5. SLM Corp. Provider of financial services to the United States higher education credit market	United States	1.5%
6. ConocoPhillips Producer of petroleum and other natural gases	United States	1.4%
7. Encana Corp. Explorer, producer and marketer of natural gas and crude oil	Canada	1.4%
8. Exxon Mobil Corp. Explorer and producer of oil and gas	United States	1.4%
9. Andarko Petroleum Corp. Explorer and producer of crude oil and natural gas	United States	1.4%
10. Gold Fields Ltd. Miner and explorer of gold	South Africa	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 90.2%
Australia 3.5%
Alumina Ltd.	2,278,215	6,376,429
BHP Billiton Ltd.	1,610,868	8,968,216
Foster's Group Ltd.	2,107,700	5,540,099
WMC Resources Ltd.*	2,278,215	5,433,827
		26,318,571
Brazil 1.1%
Aracruz Celulose SA (ADR)	429,050	8,409,380
Canada 5.4%
Alcan, Inc.	193,285	5,487,472
Barrick Gold Corp.	115,200	1,857,024
Canadian National Railway Co.	165,500	7,024,556
Encana Corp.	318,336	10,422,556
Goldcorp, Inc.	361,100	4,143,531
Meridian Gold, Inc.*	244,400	3,184,606
Placer Dome, Inc.	846,800	8,382,465
		40,502,210
China 0.2%
American Standard, Inc.* (c)	526	1,524,080
France 4.6%
Autoroutes du Sud de la France*	355,324	9,129,410
Aventis SA	171,833	7,818,470
Compagnie de Saint-Gobain	34,371	1,040,493
Eurotunnel SA*	6,087,902 (d)	2,498,475
Suez SA	430,445	5,648,299
Vinci SA	128,698	7,651,610
		33,786,757
Germany 1.2%
E.ON AG	75,770	3,228,256
MLP AG	169,294	1,301,803
Schering AG	127,576	4,739,703
		9,269,762
Hong Kong 3.3%
Bank of East Asia Ltd.	2,886,000	5,384,087
China Mobile Ltd.*	2,198,000	4,734,670
China Mobile Ltd.(ADR)*	175,000	1,914,500
CLP Holdings Ltd.	1,495,500	6,136,053
Hutchison Whampoa Ltd.	982,000	5,892,642
		24,061,952
Japan 11.6%
Canon, Inc.	267,000	9,652,373
Chugai Pharmaceutical Co., Ltd.	500,100	4,560,028
Daiwa Securities Group, Inc.	736,000	3,558,024
FANUC Ltd.	199,900	8,715,955
Fuji Photo Film Co., Ltd.	273,000	8,667,400
Japan Retail Fund Investment Corp. (REIT)	274	1,213,241
Mitsubishi Estate Co., Ltd.	1,346,000	9,333,057
Mitsui Fudosan Co., Ltd.	1,262,000	8,280,489
Nikko Cordial Corp.	549,000	1,975,405
Nomura Holdings, Inc.	649,000	7,637,557
Sony Corp.	185,500	7,051,560
Teijin Ltd.	2,478,000	6,167,989
Yamanouchi Pharmaceutical Co., Ltd.	328,000	8,941,794
		85,754,872
Korea 2.0%
Kookmin Bank (ADR)	27,700	845,404
Kookmin Bank	145,144	4,438,283
Korea Electric Power Corp.	387,940	5,833,806
SK Telecom Co., Ltd.	25,600	3,538,726
		14,656,219
Netherlands 0.7%
STMicroelectronics NV	260,546	4,825,833
Peru 0.6%
Compania de Minas Buenaventura SA (ADR)	183,300	4,619,160
Russia 0.6%
GMK Norilsk Nickel (ADR)	73,700	1,830,487
LUKOIL (ADR)	40,100	2,400,988
		4,231,475
Singapore 1.2%
DBS Group Holdings Ltd.	713,000	3,941,041
Flextronics International Ltd.*	528,100	4,583,908
		8,524,949
South Africa 2.9%
Anglo American Platinum Corp., Ltd. (ADR)	63,051	2,243,985
Gold Fields Ltd. (ADR)	818,600	10,200,938
Harmony Gold Mining Co., Ltd.	207,400	2,827,600
Impala Platinum Holdings Ltd. (ADR)*	202,200	6,124,638
		21,397,161
Switzerland 2.6%
Novartis AG (Registered)	231,105	8,509,134
Swiss Re (Registered)	110,687	5,974,013
Syngenta AG	91,956	4,490,550
		18,973,697
United Kingdom 12.7%
ARM Holdings PLC*	1,609,104	1,341,878
BOC Group PLC	602,246	7,121,245
British Sky Broadcasting Group PLC*	431,358	4,265,757
Cable and Wireless PLC	3,569,279	3,369,650
Diageo PLC	711,786	7,055,747
GlaxoSmithKline PLC	225,064	3,952,057
GUS PLC	889,553	7,103,312
National Grid Transco PLC	405,045	2,600,258
Pearson PLC	769,019	5,808,063
Reed Elsevier PLC	789,897	5,760,673
Reuters Group PLC	1,333,350	2,496,572
Rio Tinto PLC	737,567	14,912,746
RT Group PLC	1,954,775	1,445,598
Shell Transport & Trading Co., PLC	1,688,323	9,769,250
Unilever PLC	876,859	7,809,068
Vodafone Group PLC	5,049,221	9,037,094
		93,848,968
United States 36.0%
Accenture Ltd. "A"*	184,800	2,834,831
Allegheny Energy, Inc.	131,600	788,284
Amgen, Inc.*	133,607	7,300,286
Anadarko Petroleum Corp.	222,500	10,252,800
Applied Materials, Inc.*	220,300	2,859,494
Boston Properties, Inc. (REIT)	220,272	8,194,118
Burlington Resources, Inc.	201,100	9,320,985
Comcast Corp. "A"*	199,560	5,605,640
ConocoPhillips	206,303	10,459,562
eBay, Inc.*	54,600	4,281,732
Electronic Arts, Inc.*	41,400	2,185,920
Entergy Corp.	186,100	8,476,855
Equity Residential (REIT)	376,100	9,131,708
Exelon Corp.	253,675	12,468,126
Exxon Mobil Corp.	304,600	10,362,492
Genentech, Inc.*	98,100	3,468,816
Genzyme Corp.*	69,200	2,157,656
Human Genome Sciences, Inc.*	405,000	2,749,950
Intel Corp.	505,800	8,730,108
International Business Machines Corp.	102,400	7,982,080
International Paper Co.	228,900	8,018,367
Intuit, Inc.*	78,900	3,749,328
Liberty Media Corp. "A"*	957,704	8,801,300
Lockheed Martin Corp.	222,700	10,181,844
McGraw-Hill, Inc.	153,200	8,615,968
Merck & Co., Inc.	97,300	5,132,575
Microsoft Corp.	505,600	11,982,720
Newmont Mining Corp.	697,500	19,062,675
PeopleSoft, Inc.*	468,000	8,002,800
Pfizer, Inc.	213,200	6,357,624
Schering-Plough Corp.	406,200	7,319,724
SLM Corp.	102,700	11,189,165
Stillwater Mining Co.*	497,850	1,164,969
Unocal Corp.	291,800	7,688,930
USEC, Inc.	737,000	4,444,110
VERITAS Software Corp.*	240,200	4,090,606
Verizon Communications, Inc.	115,300	3,987,074
Wyeth	189,700	6,686,925
		266,088,147
Total Common Stocks (Cost $766,993,504)		666,793,193

	Principal Amount ($)(e)	Value ($)

Convertible Bonds 5.7%
France 2.4%
France Telecom:
2.0%, 1/1/2004	2,344,947	2,495,345
4.0%, 11/29/2005	2,195,000	2,326,270
Havas, 4.0%, 1/1/2009	5,355,177	5,078,800
Vivendi SA, 1.0%, 7/5/2003	6,866,879	7,601,512
		17,501,927
Netherlands 2.0%
ASM Lithography, 4.25%, 11/30/2004	5,450,000	4,966,585
Royal KPN NV, 3.5%, 11/24/2005	4,696,000	4,888,085
VNU NV, 1.75%, 11/15/2004	4,142,000	4,764,128
		14,618,798
United Kingdom 0.6%
Carlton Commications, 2.25%, 1/4/2007	4,790,000	4,766,069
United States 0.7%
Nextel Communications, 4.75%, 7/1/2007*	5,349,000	5,048,119
Total Convertible Bonds (Cost $35,338,314)		41,934,913

Foreign Bonds - US$ Denominated 0.7%
Netherlands
Deutsche Telekom International Finance, 8.25%, 6/15/2030 (Cost $4,115,136)	4,100,000	4,812,670

Foreign Bonds - Non US$ Denominated 2.3%
Germany
Bundesobligation, Series 127, 4.5%, 5/19/2003 (Cost $16,409,015)	EUR 16,000,000	17,348,946

Participating Loan Notes 0.4%
France
Eurotunnel Finance Ltd., Step-up coupon, 1% to 12/31/2005, 1% plus 26.45% of net available cash flows to 4/30/2040 (Cost $5,246,148)	3,951 (f)	2,837,608

	Shares	Value ($)

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $5,447,172)	5,447,172	5,447,172
Total Investment Portfolio - 100.0% (Cost $833,549,289) (a)		739,174,502

* Non-income producing security.
(a) The cost for federal income tax purposes was $833,735,209. At February 28, 2003, net unrealized depreciation for all securities based on tax cost was $94,560,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,227,836 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $166,788,543.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1993. The aggregate fair value of restricted securities at February 28, 2003 amounted to $1,524,080, which represents 0.21% of net assets. Information concerning such restricted securities at February 28, 2003 is as follows:
	Acquisition Date	Acquisition Cost
American Standard China "B"	April 1994	$ 5,260,000

(d) Represents number of units.
(e) Principal amount stated in US dollars unless otherwise noted.
(f) Represents number of contracts. Each contract equals a notional value of EUR 2,931.
Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $833,549,289)	$ 739,174,502
Receivable for investments sold	10,250,980
Dividends receivable	1,373,007
Interest receivable	1,071,009
Receivable for Fund shares sold	163,588
Foreign taxes recoverable	889,745
Unrealized appreciation on forward foreign currency exchange contracts	40,483
Total assets	752,963,314
Liabilities
Payable for investments purchased	9,375,554
Payable for Fund shares redeemed	547,502
Accrued management fee	588,222
Other accrued expenses and payables	290,503
Total liabilities	10,801,781
Net assets, at value	$ 742,161,533
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(563,627)
Net unrealized appreciation (depreciation) on: Investments	(94,374,787)
Foreign currency related transactions	199,266
Accumulated net realized gain (loss)	(174,262,891)
Paid-in capital	1,011,163,572
Net assets, at value	$ 742,161,533

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($76,604,960 / 4,485,091 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.08
Class S Net Asset Value, offering and redemption price per share ($637,215,663 / 37,320,379 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.07
Class A Net Asset Value and redemption price per share ($15,843,763 / 926,538 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.10
Maximum offering price per share (100 / 94.25 of $17.10)	$ 18.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,124,900 / 473,842 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 17.15
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,372,247 / 255,072 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 17.14
Maximum offering price per share (100 / 99.00 of $17.14)	$ 17.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $462,900)	$ 5,293,633
Interest	2,507,092
Total Income	7,800,725
Expenses: Management fee	3,782,450
Administrative fee	1,603,370
Distribution service fees	76,974
Directors' fees and expenses	19,325
Other	23,825
Total expenses	5,505,944
Net investment income (loss)	2,294,781
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(69,782,849)
Foreign currency related transactions	52,570
(69,730,279)
Net unrealized appreciation (depreciation) during the period on: Investments	(707,458)
Foreign currency related transactions	(376,024)
(1,083,482)
Net gain (loss) on investment transactions	(70,813,761)
Net increase (decrease) in net assets resulting from operations	$ (68,518,980)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income	$ 2,294,781	$ 6,498,024
Net realized gain (loss) on investment transactions	(69,730,279)	(89,526,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,083,482)	(102,983,417)
Net increase (decrease) in net assets resulting from operations	(68,518,980)	(186,011,411)
Distributions to shareholders from: Net investment income: Class AARP	(916,120)	(2,404,805)
Class S	(7,589,745)	(20,688,892)
Class A	(107,428)	(314,133)
Class B	(975)	(122,253)
Class C	(1,902)	(49,381)
Net realized gains: Class AARP	-	(791,262)
Class S	-	(6,807,516)
Class A	-	(117,200)
Class B	-	(83,420)
Class C	-	(32,842)
Fund share transactions: Proceeds from shares sold	67,271,289	366,115,298
Reinvestment of distributions	8,099,747	29,586,836
Cost of shares redeemed	(130,752,859)	(555,610,792)
Net increase (decrease) in net assets from Fund share transactions	(55,381,823)	(159,908,658)
Increase (decrease) in net assets	(132,516,973)	(377,331,773)
Net assets at beginning of period	874,678,506	1,252,010,279
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $563,627 and $5,757,762, respectively)	$ 742,161,533	$ 874,678,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.07	.04
Net realized and unrealized gain (loss) on investment transactions	(1.54)	(3.89)	(1.48)
Total from investment operations	(1.51)	(3.82)	(1.44)
Less distributions from: Net investment income	(.15)	(.41)	-
Net realized gain on investment transactions	-	(.15)	-
Total from investment operations	(.15)	(.56)	-
Net asset value, end of period	$ 17.10	$ 18.76	$ 23.14
Total Return (%)[d]	(8.09)**	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	18
Ratio of expenses (%)	1.60*	1.63	1.62*
Ratio of net investment income (loss) (%)	.18e**	.34	.78*
Portfolio turnover rate (%)	75*	31	40
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class A shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio for the six months ended February 28, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.10)	-[d]
Net realized and unrealized gain (loss) on investment transactions	(1.54)	(3.90)	(1.48)
Total from investment operations	(1.58)	(4.00)	(1.48)
Less distributions from: Net investment income	-	(.22)	-
Net realized gain on investment transactions	-	(.15)	-
Total from investment operations	-	(.37)	-
Net asset value, end of period	$ 17.15	$ 18.73	$ 23.10
Total Return (%)[e]	(8.44)**	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	13
Ratio of expenses (%)	2.40*	2.43	2.41*
Ratio of net investment income (loss) (%)	(.22)f**	(.46)	(.01)*
Portfolio turnover rate (%)	75*	31	40
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class B shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio for the six months ended February 28, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.09)	-[d]
Net realized and unrealized gain (loss) on investment transactions	(1.54)	(3.90)	(1.48)
Total from investment operations	(1.58)	(3.99)	(1.48)
Less distributions from: Net investment income	(.01)	(.23)	-
Net realized gain on investment transactions	-	(.15)	-
Total from investment operations	(.01)	(.38)	-
Net asset value, end of period	$ 17.14	$ 18.73	$ 23.10
Total Return (%)[e]	(8.45)**	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5
Ratio of expenses (%)	2.38*	2.40	2.39*
Ratio of net investment income (loss) (%)	(.21)f**	(.43)	.01*
Portfolio turnover rate (%)	75*	31	40
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class C shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio for the six months ended February 28, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $29,734,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $72,231,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 6,182,199
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (29,734,000)
Unrealized appreciation (depreciation) on investments	$ (96,235,313)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 23,789,728
Distributions from long-term capital gains	$ 7,621,976

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $294,545,045 and $343,897,502 respectively. Purchases and sales of US Treasury securities aggregated $21,926,124 and $21,853,812, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.96% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.40%, 0.45% and 0.425% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly for the period September 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.47%, 0.47%, 0.475%, 0.495% and 0.485% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended February 28, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class AARP	$ 165,378	$ 27,339
Class S	1,378,715	228,142
Class A	29,379	5,114
Class B	20,118	3,258
Class C	9,780	1,672
	$ 1,603,370	$ 265,525

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.445%, 1.445%, 1.455%, 1.475% and 1.465% of average daily net assets for Class AARP, S, A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 32,490	$ 4,959
Class C	16,499	2,604
	$ 48,989	$ 7,563

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For six months ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 14,083	$ 1,951	0.20%
Class B	9,231	1,245	0.21%
Class C	4,671	664	0.21%
	$ 27,985	$ 3,860

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $920. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares aggregated $8,187 and $31, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended February 28, 2003 totaled $49,971 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments, Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of February 28, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation ($)
JPY 4,657,247,500	USD 39,500,000	3/24/03	40,483

Currency Abbreviation
JPY	Japanese Yen
USD	US Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	64,769	$ 1,148,245	170,407	$ 3,617,558
Class S	2,715,817	48,178,235	14,361,987	307,256,604
Class A	901,767	16,165,287	2,395,999	50,063,748
Class B	57,936	1,024,446	138,765	2,929,310
Class C	42,757	755,076	106,279	2,248,078
		$ 67,271,289		$ 366,115,298
Shares issued to shareholders in reinvestment of distributions
Class AARP	47,954	$ 859,814	140,242	$ 3,002,586
Class S	397,781	7,132,217	1,209,092	25,886,662
Class A	5,841	104,902	19,472	417,472
Class B	53	946	9,272	199,626
Class C	104	1,868	3,741	80,490
		$ 8,099,747		$ 29,586,836
Shares redeemed
Class AARP	(439,431)	$ (7,705,744)	(944,837)	$ (19,808,269)
Class S	(6,080,912)	(107,508,494)	(22,361,257)	(478,473,696)
Class A	(738,185)	(13,247,988)	(2,451,061)	(51,737,326)
Class B	(96,484)	(1,700,223)	(198,206)	(4,167,183)
Class C	(33,584)	(590,410)	(67,790)	(1,424,318)
		$ (130,752,859)		$ (555,610,792)
Net increase (decrease)
Class AARP	(326,708)	$ (5,697,685)	(634,188)	$ (13,188,125)
Class S	(2,967,314)	(52,198,042)	(6,790,178)	(145,330,430)
Class A	169,423	3,022,201	(35,590)	(1,256,106)
Class B	(38,495)	(674,831)	(50,169)	(1,038,247)
Class C	9,277	166,534	42,230	904,250
		$ (55,381,823)		$ (159,908,658)

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes